Exhibit 10.33

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT IN PLACES MARKED “[***]” BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

THIRD AMENDMENT AGREEMENT

This Amendment Agreement is made effective December 11, 2009 by and between Albert Einstein College of Medicine of Yeshiva University, a Division of Yeshiva University, a corporation organized and existing under the laws of the State of New York, having an office and place of business at 1300 Morris Park Avenue, Bronx, New York 10461 (“AECOM”), Industrial Research Ltd., a company organized and existing under the laws of New Zealand, having an office and place of business at Gracefield Research Centre, Gracefield Road, P.O. Box 31-310, Lower Hutt, New Zealand (“Industrial”) (AECOM and Industrial are collectively referred to herein as “Licensors”), and BioCryst Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware having an office and place of business at 2190 Parkway Lake Drive, Birmingham, Alabama 35244 (“Licensee”).

Statement

Licensors and Licensee are parties to a License Agreement dated June 27, 2000, as amended by a First Amendment Agreement effective July 26, 2002 and a Second Amendment Agreement effective April 15, 2005 (collectively “the License Agreement”), and now wish to make changes to the License Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained in the Licensee Agreement and in this Third Amendment Agreement and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Paragraph 6.01 of the License Agreement is hereby amended to include the following additional sentence:

Notwithstanding the [***] royalty on Net Sales set forth above, if Licensee later requests a different royalty rate for a Licensed Product for a [***] indication, Licensors agree to consider such request.

2. Paragraph 6.05 of the License Agreement is hereby amended to read as follows:

6.05 Licensee shall make the following milestone payments to Licensors:

a.

Except as specified below, upon the filing by Licensee (or an Affiliate) of each IND for a Licensed Product (or each indication for a Licensed Product), Licensee shall pay to Licensors [***], which payments are non-refundable and not creditable against any other payment due to Licensors pursuant to this Agreement. Upon the filing by Licensee (or an Affiliate) of each IND for a Licensed Product for a [***] indication, Licensee shall pay to Licensors only [***] pursuant to this Subparagraph for such filing, which payments are non-refundable and not creditable against any other payment due to Licensors pursuant to this Agreement. Upon the filing by Licensee (or an Affiliate) of an IND for a Licensed Product that is not, on its face, directly associated with any indication (i.e. a generic IND), Licensee shall owe [***] to Licensors pursuant to this Subparagraph for such filing.

[***] shall be due under this Subparagraph for a Licensed Product solely for a [***] indication.

b.

Except as specified below, upon the initiation by Licensee (or an Affiliate) of Phase II clinical trials (i.e. the administration of a Licensed Product to a patient for the primary purpose of assessing clinical efficacy; and not Phase I clinical trials for the primary purpose of assessing safety or pharmacokinetics) for each Licensed Product (or each indication for a Licensed Product), Licensee shall pay to Licensors [***], which payments are non-refundable and not creditable against any other payment due to Licensors pursuant to this Agreement. Upon the initiation by Licensee (or an Affiliate) of Phase II clinical trials for each Licensed Product for a [***] indication, Licensee shall pay to Licensors only [***], pursuant to this Subparagraph for the initiation of such trials, which payments are non-refundable and not creditable against any other payment due to Licensors pursuant to this Agreement. No payment shall be due under this paragraph for any Phase II clinical trial initiated by a third party Investigator, even if the trial is supported by Licensee (an “Investigator Initiated Trial”). However, if the Investigator Initiated Trial enables Licensee (or an Affiliate) to initiate a Phase III clinical trial or if Licensee (or an Affiliate) proceeds to initiate a similar Phase II clinical trial, then the payment required by this paragraph shall become due and payable.

[***] shall be due under this Subparagraph for a Licensed Product solely for a [***] indication.

c.

Except as specified below, upon the initiation by Licensee (or an Affiliate) of Phase III clinical trials for each Licensed Product (or each indication for a Licensed Product), Licensee shall pay to Licensors [***], which payments are non-refundable and not creditable against any other payment due to Licensors pursuant to this Agreement. Upon the initiation by Licensee (or an Affiliate) of Phase III clinical trials for each Licensed Product for a [***] Indication, Licensee shall pay to Licensors only [***], pursuant to this Subparagraph for the initiation of such trials, which payments are non-refundable and not creditable against any other payment due to Licensors pursuant to this Agreement.

[***] shall be due under this Subparagraph for a Licensed Product solely for a [***] indication.

d.

Except as specified below, upon Licensee’s (or an Affiliate’s) first receipt of governmental approval (FDA or equivalent approval in a European country or Japan) to market each Licensed Product (or each Indication for a Licensed Product), Licensee shall pay to Licensors [***], which payments are non-refundable and not creditable against any other payment due to Licensors pursuant to this Agreement. Upon Licensee’s (or an Affiliate’s) first receipt of governmental approval (FDA or equivalent approval in a European country or Japan) to market each Licensed Product for a [***] indication, Licensee shall pay to Licensors only [***] pursuant to this Subparagraph for such FDA approval, which payments are non-refundable and not creditable against any other payment due to Licensors pursuant to this Agreement.

[***] shall be due under this Subparagraph for a Licensed Product solely for a [***] indication.

e.

The first time the aggregate Net Sales of Licensed Products for a [***] indication in a consecutive twelve month period total [***], Licensee shall pay to Licensors [***], which payment is non-refundable and not creditable against any other payment due to Licensors pursuant to this Agreement.

f.

The first time the aggregate Net Sales of Licensed Products in a consecutive (12) twelve month period total [***], Licensee shall pay to Licensors [***], which payment is non-refundable and not creditable against any other payment due to Licensors pursuant to this Agreement.

g.

The first time the aggregate Net Sales of Licensed Products in a consecutive twelve (12) month period total [***], Licensee shall pay to Licensors [***], which payment is non-refundable and not creditable against any other payment due to Licensors pursuant to this Agreement.

h.

The calculation of Net Sales pursuant to Subparagraphs (f) and (g) above shall exclude: (i) Net Sales of Licensed Products for a [***] indication; and (ii) Net Sales of Licensed Products solely for a [***] indication.

3. The applicable provisions of this Third Amendment Agreement shall be deemed to be incorporated into the License Agreement in full and to be an integral part thereof as though fully set forth therein. With the exception of the above amendments, all other provisions of the License Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have entered into and executed this Third Amendment Agreement on the date first above written.

ALBERT EINSTEIN COLLEGE		BIOCRYST
OF MEDICINE OF YESHIVA		PHARMACEUTICALS, INC.
UNIVERSITY
By:	/s/ John L. Harb	By:	/s/ Alane Barnes
	Name: John L. Harb		Name: Alane Barnes
	Title: Assistant Dean Scientific Operations		Title: General Counsel

INDUSTRIAL RESEARCH LTD.
By: /s/ Jeff Lycett
Name: Jeff Lycett
Title: Board Secretary

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